[Letterhead of Tanner+Co.]





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 our report dated February 18, 1999, which appears on page F-2 of the 1999 Annual Report on Form 10K of NovaMed, Inc., and the references to our firm under the caption "Experts" in the Registration Statement.

                                                  /s/ TANNER + CO.

Salt Lake City, Utah
March 1, 2000





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